SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                  FORM 8-K/A-3


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                 Date of earliest event reported: February 25, 1998

(Amending 8-K/A-2 filed on July 16, 1998, amending Form 8-K/A-1 filed on May 11, 1998 which amended Form 8-K filed on March 12, 1998)



                            ABLE TELCOM HOLDING CORP.
               (Exact name of registrant as specified in charter)


                   FLORIDA                  0-21986         65-0013218
                   ---------------------------------------------------
        (State or other jurisdiction     (Commission       (IRS employer
             of incorporation)           file number)   identification no.)



          1601 FORUM PLACE, SUITE 1110, WEST PALM BEACH, FLORIDA     33401
          ----------------------------------------------------------------
               (Address of principal executive offices)         (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (561) 688-0400

                                EXPLANATORY NOTE


         On Thursday, July 16, 1998, a Form 8-K/A-2 was filed to amend Able Telcom Holding Corp.'s Form 8-K dated February 25, 1998 ("Amendment No. 2"), with respect to our acquisition of CRSI Acquisition, Inc. ("COMSAT"). Amendment No. 2 was inadvertently and erroneously filed. You should disregard Amendment No. 2 in its entirety.

         We have included the following amendments to Amendment No. 2 in this Form 8-K/A-3:

         /bullet/ We have replaced Amendment No. 2 in its entirety.

         /bullet/ We have added the following audited financial statements for COMSAT as of and for the periods indicated:

                  (1)      Balance sheet at December 31, 1996
                  (2) Statements of Operations, Cash Flows, and Shareholders' Equity (Deficit) for the year ended December 31, 1996
                  (3) Statements of Operations, Cash Flows and Shareholders' Equity (Deficit) for the three months ended December 31, 1995
                  (4) Statements of Operations, Cash Flows and Shareholders' Equity (Deficit) for the seven months ended September 30, 1995 (for a predecessor company)

         /bullet/ We have added the unaudited balance sheet for COMSAT at February 24, 1997.

         /bullet/ We have amended certain pro forma financial information.

         /bullet/ We have included the consent of COMSAT's independent public accountants in Exhibit 23.1.

                            ABLE TELCOM HOLDING CORP.
                                AND SUBSIDIARIES

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) FINANCIAL STATEMENTS

         The following financial statements are filed as a part of this Form 8-K/A-3:

                  Financial Statements of CRSI Acquisition, Inc. and JEFA International, Inc. (Predecessor corporation):

                           Report of Independent Auditors

                           Balance Sheets as of December 31, 1997 (audited), 1996 (audited) and February 24, 1998 (unaudited) and 1997 (unaudited)

                           Statements of Operations for the Years Ended December 31, 1997 (audited) and 1996 (audited), for the three months ended December 31, 1995 (audited), for the seven months ended September 30, 1995 (audited - predecessor corporation), and for the periods from January 1 to February 24, 1998 (unaudited) and 1997 (unaudited)

                           Statements of Changes in Shareholder's Equity (Deficit) for the years ended December 31, 1997 (audited) and 1996 (audited), for the three months ended December 31, 1995 (audited), for the seven months ended September 30, 1995 (audited - predecessor corporation) and the period from January 1 to February 24, 1998 (unaudited)

                           Statement of Cash Flows for the years ended December 31, 1997 (audited) and 1996 (audited), the three months ended December 31, 1995 (audited), the seven months ended September 30, 1995 (audited - predecessor corporation), and for the periods from January 1 to February 24, 1998 and 1997 (unaudited)

                           Notes to Financial Statements


      (b) PRO FORMA FINANCIAL INFORMATION.

          On February 25, 1998, Able Telcom Holding Corp. ("Able"), through its wholly owned subsidiary Georgia Electric Company ("GEC") acquired substantially all of the assets, and assumed certain liabilities, of CRSI Acquisition, Inc. (d/b/a COMSAT RSI JEFA Wireless Systems), a subsidiary of COMSAT Corporation. As part of the transaction, GEC assumed certain construction contracts with the Texas Department of Transportation and various other telecommunication customers. GEC acquired the accounts receivable and fixed assets of the seller and assumed its trade payables, and received a cash payment from the seller at closing of $4,662,854.

          The following Pro Forma Combined Balance Sheet of the Registrant has been prepared by management of the Registrant based upon the balance sheets of the Registrant as of October 31, 1997 and January 31, 1998 and of COMSAT RSI JEFA as of December 31, 1997 and February 24, 1998. The Pro Forma Combined Statement of Income was prepared based upon the statement of income for the Registrant for the twelve months ended October 31, 1997 and the three months ended January 31, 1998. The pro forma statements give effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements. The pro forma combined balance sheet gives effect to the acquisition as if it had occurred as of January 31, 1998. The pro forma combined statement of income for the year ended October 31, 1997 gives effect to the acquisition as if it had occurred as of November 1, 1996. The pro forma combined statement of income for the three months ended January 31, 1998 gives effect to the acquisition as if it had occurred as of November 1, 1997.

          The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies' financial position or results of operations would actually have been had the acquisition occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position or results of operations for any future period.

                  (c)  EXHIBITS

                  23.1     Consent of Independent Certified Public Accountants

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            ABLE TELCOM HOLDING CORP.

                                            BY: /S/ MARK A. SHAIN
                                            ------------------------------------
                                            Mark A. Shain
                                            Chief Financial Officer

Dated:   October 2, 1998

                               Agee Fisher, LLC.


                          INDEPENDENT AUDITORS' REPORT


Board of Directors and Shareholders
Able Telcom Holding Corp. and Subsidiaries
West Palm Beach, Florida


We have audited the accompanying balance sheets of CRSI Acquisition, Inc. (a Delaware corporation and indirect wholly-owned subsidiary of COMSAT Corporation) as of December 31, 1996 and 1997, and the related statements of operations, changes in shareholder's equity (deficit), and cash flows for the years then ended and the three months ended December 31, 1995. We have also audited the accompanying statement of operations, changes in shareholder's equity, and cash flows of JEFA International, Inc. (the predecessor company) for the seven months ended September 30, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CRSI Acquisition, Inc. as of December 31, 1996 and 1997, and the results of its operations and its cash flows for the years then ended and the three months ended December 31, 1995, and the results of operations and cash flows of the predecessor company for the seven months ended September 30, 1995, in conformity with generally accepted accounting principles.

                                                       /s/ Agee Fisher, LLC.
                                                       ------------------------
                                                       AGEE FISHER, LLC.

Atlanta, Georgia
June 7, 1998


CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

BALANCE SHEETS


                                                                        DECEMBER 31,                          FEBRUARY 24,
                                                          -----------------------------------    ------------------------------
                                                                 1996               1997               1997              1998
                                                          ---------------    ----------------    ---------------     ------------
                                                                                                    (UNAUDITED)       (UNAUDITED)
ASSETS

CURRENT ASSETS:
   Cash                                                   $       255,908    $     77,687         $    106,273       $     115,837
   Accounts receivable (Note 5)                                 5,374,748       3,704,407            6,227,228           3,723,495
   Costs and estimated earnings in excess of billings on
     uncompleted contracts (Note 6)                             9,342,810      11,355,705            9,200,945          13,849,085
   Inventory                                                      737,916          83,259              781,737              71,365
   Other receivables                                                5,997          15,294              120,113               6,244
   Prepaid expenses                                               190,765          32,921               32,921              32,921
   Deferred tax asset (Note 10)                                 1,217,008         723,294            1,108,686             674,224
                                                            -------------      --------------      -------------       -------------

                                                               17,125,152      15,992,567           17,577,903          18,473,171

PROPERTY AND EQUIPMENT, net of accumulated
   depreciation and amortization (Note 7)                       2,546,372       3,213,953            2,737,832           3,100,205

GOODWILL, net of accumulated amortization of $304,785
   and $548,613                                                   914,355         670,527              873,717             629,889

DEFERRED TAX ASSET, non-current portion  (Note 10)                 69,085         124,353               86,894             133,564

OTHER ASSETS                                                       45,009          44,416               43,967              44,416
                                                            -------------      --------------      -------------       -------------

                                                          $    20,699,973    $ 20,045,816         $ 21,320,313        $ 22,381,245
                                                           ==============     ===============     ==============      ==============

LIABILITIES AND SHAREHOLDER'S DEFICIT

CURRENT LIABILITIES:
   Inter-company advances (Note 8)                        $    19,847,253    $ 24,403,780         $ 19,788,570        $ 27,011,373
   Accounts payable                                             1,329,934       2,077,854              808,061           3,552,962
   Accrued expenses                                               452,176         358,409              523,051             237,312
   Accrued losses on uncompleted contracts                      4,261,140       2,880,155            4,046,279           2,932,508
   Billings in excess of costs and estimated earnings
     on uncompleted contracts (Note 6)                            181,825                              135,910              26,293
                                                            -------------      --------------      -------------       -------------

                                                               26,072,328      29,720,198           25,301,871          33,760,448

COMMITMENTS AND CONTINGENCIES (Note 12)

SHAREHOLDER'S DEFICIT:
   Common stock, $1 par value, 1,000 shares authorized,
     100 shares issued and outstanding                                100             100                  100                 100
   Additional paid-in capital                                                   2,100,000            2,100,000           2,100,000
   Accumulated deficit                                         (5,372,455)    (11,774,482)          (6,081,658)        (13,479,303)
                                                            -------------      --------------      -------------       -------------

                                                               (5,372,355)     (9,674,382)          (3,981,558)        (11,379,203)
                                                            -------------      --------------      --------------    ---------------

                                                           $   20,699,973    $ 20,045,816         $  21,320,313       $ 22,381,245
                                                           ==============     ===============     ==============      ==============

                       See notes to financial statements.


CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

STATEMENTS OF OPERATIONS


                                 SEVEN MONTHS       THREE MONTHS
                                     ENDED             ENDED                 YEAR ENDED
                                 SEPTEMBER 30,     DECEMBER 31,              DECEMBER 31,                JANUARY 1 - FEBRUARY 24,
                                                                       --------------------------    ----------------------------
                                      1995              1995            1996             1997             1997            1998
                                 -------------    ----------------   ------------  ---------------    ------------   -------------
                                 (PREDECESSOR)                                                         (UNAUDITED)     (UNAUDITED)
REVENUES:
   Contract revenues earned      $    3,802,254    $   2,464,646     $  23,624,881    $  31,662,229    $   4,885,779   $  5,564,983
                                  -------------     ------------      ------------     ------------     ------------    -----------

COSTS:
   Cost of contract revenues
     earned                           4,345,549        2,369,654        24,243,512       35,580,675        5,337,713      7,164,308
   Provision for contract losses
     on uncompleted contracts                          1,171,042         1,919,056          188,600
                                   ------------      -----------       -----------      -----------      -----------     ----------

                                      4,345,549        3,540,696        26,162,568       35,769,275        5,337,713      7,164,308
                                   ------------      -----------       -----------      -----------      -----------     ----------

GROSS MARGIN                           (543,295)      (1,076,050)       (2,537,687)      (4,107,046)        (451,934)    (1,599,325)
                                   ------------      -----------       -----------      -----------      -----------     ----------

OPERATING EXPENSES:
   General and administrative           880,775          289,640         3,554,046        5,054,738          489,566        891,945
   Selling expenses                     261,337           86,882           506,181          520,013          131,731         91,793
                                   ------------      -----------       -----------      -----------      -----------     ----------

                                      1,142,112          376,522         4,060,227        5,574,751          621,297        983,738
                                   ------------      -----------       -----------      -----------      -----------     ----------

LOSS FROM OPERATIONS                 (1,685,407)      (1,452,572)       (6,597,914)      (9,681,797)      (1,073,231)    (2,583,063)

OTHER INCOME                                421               62                             66,953           12,461
                                   ------------      -----------       -----------      -----------      -----------     ----------

NET LOSS BEFORE
   EXTRAORDINARY ITEM
   AND INCOME TAX BENEFIT            (1,684,986)      (1,452,510)       (6,597,914)      (9,614,844)      (1,060,770)    (2,583,063)

EXTRAORDINARY ITEM:
   Gain on sale of net assets,
   net of income tax expense          1,271,021
                                   ------------      -----------       -----------      -----------      -----------     ----------
LOSS BEFORE INCOME
   TAX BENEFIT                         (413,965)      (1,452,510)       (6,597,914)      (9,614,844)      (1,060,770)    (2,583,063)

INCOME TAX (BENEFIT)
   EXPENSE:
     Current                                            (131,304)       (1,260,572)      (3,651,262)        (442,081)      (918,101)
     Deferred                           (19,580)        (350,194)         (935,899)         438,445           90,513         39,859
                                   ------------      -----------       -----------      -----------      -----------     ----------

                                        (19,580)        (481,498)       (2,196,471)      (3,212,817)        (351,568)      (878,242)
                                   ------------      -----------       -----------      -----------      -----------     ----------

NET LOSS                          $    (394,385)     $  (971,012)      $(4,401,443)     $(6,402,027)     $  (709,202)   $(1,704,821)
                                  =============      ===========       ===========      ===========      ===========    ===========

                       See notes to financial statements.


CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY (DEFICIT)


                                                                                                  RETAINED
                                                                                                  EARNINGS              TOTAL
                                                         COMMON             ADDITIONAL          (ACCUMULATED        SHAREHOLDER'S
                                                          STOCK          PAID-IN CAPITAL           DEFICIT)        EQUITY (DEFICIT)
                                                         ------          ---------------        ------------       ----------------
(Predecessor company)

BALANCE, March 1, 1995                               $      1,000        $         2,870        $     390,515      $       394,385

NET LOSS                                                                                             (394,385)            (394,385)
                                                      -----------         --------------         ------------        -------------

BALANCE, September 30, 1995                          $      1,000        $         2,870        $      (3,870)     $             0
                                                      ===========        ===============         ============       ==============


----------------------------------------------------------------------------------------------------------------------------------
(CRSI Acquisition, Inc.)

ISSUANCE OF COMMON STOCK                             $        100                                                  $           100

NET LOSS                                                                                         $   (971,012)            (971,012)
                                                     ------------        ---------------         ------------       --------------

BALANCE, December 31, 1995                                    100                                    (971,012)            (970,912)

NET LOSS                                                                                           (4,401,443)          (4,401,443)
                                                     ------------        ---------------         ------------       --------------

BALANCE, DECEMBER 31, 1996                                    100                                  (5,372,455)          (5,372,355)

CAPITAL INVESTMENT FROM PARENT                                           $     2,100,000                                 2,100,000

NET LOSS                                                                                           (6,402,027)          (6,402,027)
                                                     ------------        ---------------         ------------       --------------

BALANCE, DECEMBER 31, 1997                                    100              2,100,000          (11,774,482)          (9,674,382)

NET LOSS (Unaudited)                                                                               (1,704,821)          (1,704,821)
                                                     ------------        ---------------         ------------       --------------

BALANCE,  FEBRUARY 24, 1998 (UNAUDITED)              $        100        $     2,100,000         $(13,479,303)      $  (11,379,203)
                                                     ============        ===============         ============       ==============

                       See notes to financial statements.


CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

STATEMENTS OF CASH FLOW


                                  SEVEN MONTHS      THREE MONTHS
                                      ENDED            ENDED                    YEAR ENDED
                                  SEPTEMBER 30,     DECEMBER 31,                DECEMBER 31,             JANUARY 1, - FEBRUARY 24,
                                 --------------    ----------------        ----------------------      ---------------------------
                                      1995              1995              1996             1997            1997            1998
                                 --------------    -------------     -------------    -------------    -------------   -----------
                                 (PREDECESSOR)                                                          (UNAUDITED)     (UNAUDITED)

CASH FLOWS FROM
OPERATING ACTIVITIES:
   Net loss                      $     (394,385)   $    (971,012)    $  (4,401,443)   $  (6,402,027)   $    (709,202)  $ (1,704,821)
   Adjustments to reconcile net loss
     to net cash used in operating
     activities:
       Depreciation and
         amortization                   116,153           92,955           558,319          884,777           82,151        159,142
       Deferred tax expense             (19,579)        (350,194)         (935,899)         438,445           90,512         39,859
       Gain on sale of property
         and equipment                                                                       (6,135)                         (3,224)
       Gain on sale of net assets
         in business combination     (1,271,021)
       Changes in assets and
         liabilities:
         Accounts receivable, net        68,615         (453,310)       (3,496,048)       1,670,342         (852,480)       (19,088)
         Costs and estimated
           earnings in excess of
           billings on uncompleted
           contracts                    576,590         (877,125)       (8,465,685)      (2,012,894)         141,865     (2,493,380)
         Inventory                      (48,889)         429,626          (658,294)         654,657          (43,821)        11,894
         Other receivables                 (555)            (344)            6,627           37,293         (114,116)         9,050
         Prepaid expenses                (3,503)         (25,734)          (91,899)         111,254          157,844
         Other assets                     3,228          (18,228)           (3,800)                           41,680
         Accounts payable               (84,344)        (614,831)        1,018,414          747,920         (521,873)     1,475,108
         Accrued expenses               400,205         (179,299)          (95,145)         (93,771)          70,875       (121,096)
         Accrued losses on
           uncompleted contracts                       1,171,042         3,090,098       (1,380,985)        (214,861)        52,353
         Billings in excess of costs
           and estimated earnings
           on uncompleted
           contracts                                                       181,825         (181,825)         (45,915)        26,293
                                      ---------        ---------         ---------       ----------       ----------     ----------
           NET CASH USED IN
              OPERATING
              ACTIVITIES               (657,485)      (1,796,454)      (13,292,930)      (5,532,949)      (1,917,341)    (2,567,910)
                                      ---------        ---------        ----------       ----------       ----------     ----------
CASH FLOWS FROM
INVESTING ACTIVITIES:
   Cash (transferred) acquired in
     business combination               (46,687)          46,687
   Proceeds from sale of property
     and equipment                                                                           37,834                           3,000
   Purchase of property and
     equipment                         (139,389)        (318,510)       (1,965,789)      (1,339,635)        (273,610)        (4,533)
                                      ---------        ---------        ----------       ----------       ----------     ----------

           NET CASH USED IN
              INVESTING ACTIVITIES     (186,076)        (271,823)       (1,965,789)      (1,301,801)        (273,610)        (1,533)
                                      ---------        ---------        ----------       ----------      -----------     ----------

                                   (continued)


CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

STATEMENTS OF CASH FLOW (CONTINUED)


                                  SEVEN MONTHS      THREE MONTHS
                                      ENDED           ENDED                      YEAR ENDED
                                  SEPTEMBER 30,     DECEMBER 31,                 DECEMBER 31,               JANUARY 1 - FEBRUARY 24,
                                                                     -----------------------------------   -------------------------
                                      1995             1995               1996             1997               1997            1998
                                 --------------    -------------     -------------    -------------        -----------   -----------
                                  (PREDECESSOR)                                                             (UNAUDITED)  (UNAUDITED)

CASH FLOWS FROM FINANCING
ACTIVITIES:
   Net proceeds (payments) from
     inter-company advances                        $   2,483,043     $  15,191,351    $   4,556,529    $     (58,684)  $  2,607,593
   Principal payment on
     debt acquired in busi-
     ness combination                                    (91,490)
   Capital investment by parent                                                           2,100,000        2,100,000
   Long-term debt:
     Borrowings                  $    2,202,000
     Payments                          (130,243)
   Net payments on
     line of credit                    (793,000)
   Net payments on
     advances from
     shareholder                         (9,997)
                                 --------------    -------------     -------------    -------------    -------------    ------------
           NET CASH PROVIDED BY
              FINANCING ACTIVITIES    1,268,760        2,391,553        15,191,351        6,656,529        2,041,316      2,607,593
                                 --------------    -------------     -------------    -------------    -------------    -----------

NET INCREASE (DECREASE)
   IN CASH                              425,199          323,276           (67,368)        (178,221)        (149,635)        38,150

CASH, Beginning of period              (425,199)               0           323,276          255,908          255,908         77,687
                                 --------------    -------------     -------------    -------------    -------------    -----------

CASH, END OF PERIOD              $            0    $     323,276     $     255,908    $      77,687    $     106,273   $    115,837
                                 ==============    =============     =============    =============    =============   ============


SUPPLEMENTAL DISCLOSURE
OF CASH FLOW INFORMATION:
   Cash paid for:
     Interest                    $      136,075    $           0     $           0    $           0    $           0   $          0
     Income taxes                $            0    $           0     $           0    $           0    $           0   $          0

                       See notes to financial statements.

CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

NOTES TO FINANCIAL STATEMENTS



NOTE 1   INTERIM FINANCIAL STATEMENTS (UNAUDITED):

         In the opinion of CRSI Acquisition, Inc. (the Company), the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals) necessary to present fairly the financial position of the Company at February 24, 1997 and 1998 and the results of its operations and its cash flows for the period from January 1 through February 24, 1997 and 1998.

NOTE 2   DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         DESCRIPTION OF BUSINESS
         CRSI Acquisition, Inc. (d/b/a COMSAT RSI JEFA Wireless Systems) is incorporated in Delaware and commenced operations in September 1995. The Company is an indirect wholly-owned subsidiary of COMSAT Corporation. The Company engages in the installation of intelligent traffic management systems, and the design and construction of wireless communication networks. The Company operates in twenty-one states, primarily in Texas and Alabama. JEFA International, Inc. was the predecessor company to CRSI Acquisitions, Inc., acquired by COMSAT Corporation in September 1995. JEFA International, Inc. was also engaged in the installation and maintenance of wireless communication networks.

         REVENUE AND COST RECOGNITION
         The Company's construction contracts are performed on a fixed-price basis. Contract revenues are recognized on the percentage-of-completion method, measured by the percentage of costs incurred to date to total estimated costs at completion. This method is used because management considers costs incurred to be the best available measure of progress on these contracts. Changes in job performance, job conditions, and estimated profitability may result in revisions to costs and revenues, and are recognized in the period in which the revisions are determined. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined.

         Contract costs include all direct material and labor costs, cost of work subcontracted to others but under the supervision of the Company and those indirect costs related to contract performance, such as indirect labor, depreciation, supplies, tools, and repairs. Selling, general and administrative costs are charged to expense as incurred.

         The current asset "Costs and estimated earnings in excess of billings on uncompleted contracts", represents revenues recognized in excess of amounts billed. The current liability, "Billings in excess of costs and estimated earnings on uncompleted contracts", represents amounts billed in excess of revenues recognized.

         INVENTORY
         Inventory is stated at the lower of cost or market value. Costs are determined by the first-in, first-out method.

CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

NOTES TO FINANCIAL STATEMENTS



NOTE 2 DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

         GOODWILL
         Goodwill, which represents the excess of the cost of the predecessor company over the fair value of its net assets at the date of acquisition, is being amortized on the straight-line method over five years.

         PROPERTY AND EQUIPMENT
         Property and equipment are stated at cost. Depreciation is provided by the straight-line method over the estimated useful lives of the related assets. The cost of leasehold improvements is amortized over the lesser of the length of the related leases or the estimated useful lives of the assets.

         ESTIMATES AND ASSUMPTIONS

         Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

NOTE 3   CONCENTRATION OF CREDIT RISK:

         The Company maintains cash balances with one financial institution. At various times, cash balances exceeded the FDIC-insured limit.

NOTE 4   FAIR VALUE OF FINANCIAL INSTRUMENTS:

         The carrying amounts of the Company's financial instruments, consisting of cash, accounts receivable, accounts payable, and inter-company advances held for non-trading purposes, approximates fair value due to the short maturity of the instruments and the provision for reserves for potential non-performance.

NOTE 5   CONTRACT RECEIVABLES:

                                                                      DECEMBER 31,                           FEBRUARY 24,
                                                          -----------------------------------    ---------------------------------
                                                                1996               1997               1997                1998
                                                          ---------------    ----------------    ---------------     -------------
                                                                                                    (UNAUDITED)         (UNAUDITED)
           Contract receivables:
              Completed contracts                         $     3,507,482    $      4,143,585    $     3,738,449     $     3,833,081
              Uncompleted contracts                             3,051,577           1,193,438          3,673,090           1,523,030
                                                            -------------      --------------      -------------       -------------

                                                                6,559,059           5,337,023          7,411,539           5,356,111
           Less allowance for doubtful accounts                 1,184,311           1,632,616          1,184,311           1,632,616
                                                            -------------      --------------      -------------       -------------

                                                          $     5,374,748    $      3,704,407    $     6,227,228     $     3,723,495
                                                           ==============     ===============     ==============      ==============

                                        8

CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

NOTES TO FINANCIAL STATEMENTS

NOTE 5   CONTRACT RECEIVABLES (CONTINUED):

                                                                      DECEMBER 31,                          FEBRUARY 24,
                                                          -----------------------------------    -----------------------------------
                                                                1996               1997                1997               1998
                                                          ---------------    ----------------    ---------------     ---------------
                                                                                                    (UNAUDITED)         (UNAUDITED)
           Significant customer receivables are as follows:

           Due from U.S. Government agency                $     1,232,656    $      1,654,959    $     1,654,959     $     1,656,959
           Due from State agency                                  371,676             812,657            498,680             894,336
                                                            -------------      --------------      -------------       -------------

                                                                1,604,332           2,467,616          2,153,639           2,551,295
           Less allowance for doubtful accounts                   421,201           1,167,616            421,201           1,167,616
                                                            -------------      --------------      -------------       -------------

                                                          $     1,183,131    $      1,300,000    $     1,732,438     $     1,383,679
                                                           ==============     ===============     ==============      ==============

NOTE 6   UNCOMPLETED CONTRACTS:

                                                                       DECEMBER 31,                          FEBRUARY 24,
                                                          -----------------------------------    -----------------------------------
                                                               1996               1997                1997                 1998
                                                          ---------------    ----------------    ---------------     ---------------
                                                                                                    (UNAUDITED)         (UNAUDITED)
           Costs incurred on uncompleted contracts        $    19,684,258    $     25,092,456    $    20,699,917     $   28,715,207
           Estimated earnings                                   1,177,242           1,944,091          1,957,018          2,331,266
                                                            -------------      --------------      -------------       ------------

           Contract revenues recognized to date on
              uncompleted contracts                            20,861,500          27,036,547         22,656,935         31,046,473
           Less billings to date                              (11,700,515)        (15,680,842)       (13,591,900)       (17,223,681)
                                                            -------------      --------------      -------------      -------------

           Revenues recognized over billings, net         $     9,160,985    $     11,355,705    $     9,065,035     $   13,822,792
                                                           ==============     ===============     ==============      =============

           Included in the accompanying balance sheets under the following captions:
                 Costs and estimated earnings in excess
                   of billings on uncompleted contracts   $     9,342,810    $     11,355,705    $     9,200,945     $   13,849,085
                  Billings in excess of costs and estimated
                   earnings on uncompleted contracts             (181,825)                              (135,910)           (26,293)
                                                            -------------      --------------      -------------       ------------

                                                          $     9,160,985    $     11,355,705    $     9,065,035     $   13,822,792
                                                           ==============     ===============     ==============      =============

NOTE 7   PROPERTY AND EQUIPMENT:

                                                                      DECEMBER 31,                          FEBRUARY 24,
                                                          -----------------------------------    -----------------------------------
                                                                1996               1997               1997                 1998
                                                          ---------------    ----------------    ---------------     ---------------
                                                                                                    (UNAUDITED)         (UNAUDITED)
           Machinery and equipment                        $     1,811,828    $      2,127,944    $     2,018,551     $    2,130,940
           Vehicles                                               877,860           1,793,031            941,106          1,793,031
           Leasehold improvements                                  62,831              79,487             64,931             81,020
           Computer software                                       53,953              71,084             56,739             71,084
           Furniture and fixtures                                  30,969              61,023             30,969             61,023
           Communications equipment                                55,420              55,420             55,420             55,420
                                                            -------------      --------------      -------------       ------------

                                                          $     2,892,861    $      4,187,989    $     3,167,716     $    4,192,518
           Less accumulated depreciation                         (346,489)           (974,036)          (429,884)        (1,092,313)
                                                            -------------      --------------      -------------       ------------

                                                          $     2,546,372    $      3,213,953    $     2,737,832     $    3,100,205
                                                           ==============     ===============     ==============      =============

CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

NOTES TO FINANCIAL STATEMENTS



NOTE 7   PROPERTY AND EQUIPMENT (CONTINUED):

         Depreciation expense is $116,153, $31,998, $314,491 and $640,356 for the seven months ended September 30, 1995, the three months ended December 31, 1995, and the years ended December 31, 1996 and 1997. Depreciation expense is $82,151 (unaudited) and $118,504 (unaudited) for the periods from January 1 through February 24, 1997 and 1998.

NOTE 8   INTER-COMPANY ADVANCES:

         The Company's parent makes non-interest bearing cash advances to the Company, as required, for working capital needs. These advances are reduced by the Company's trade receivables collected by the parent.

NOTE 9   OTHER RELATED PARTY TRANSACTIONS:

         The Company purchases inventory from its parent and a company related by common ownership. The total inventory purchases from these companies is $0, $1,493,796 and $691,927 for the three months ended December 31, 1995 and the years ended December 31, 1996 and 1997. Inventory purchases total $222,234 (unaudited) and $0 (unaudited) for the periods from January 1 through February 24, 1997 and 1998. The Company pays its parent a monthly charge for management services and other corporate overhead. These charges total $0, $504,000 and $980,136 for the three months ended December 31, 1995 and the years ended December 31, 1996 and 1997. Corporate charges are $146,300 (unaudited) and $161,200 (unaudited) for the periods from January 1, through February 24, 1997 and 1998.

NOTE 10  INCOME TAXES:

         The income tax effects of Company operating results are determined and included in the consolidated income tax returns of the parent. For presentation of these financial statements, the Company provides for an estimated income tax benefit from operating losses on a separate-basis return, and recognizes a credit which would be received from the parent as a result of filing consolidated returns. The parent would use any such income tax benefit to off-set amounts previously advanced to the Company, therefore the estimated income tax receivable is included in inter-company advances. A reconciliation of the income tax provision at the federal statutory rate to the income tax provision at the effective tax rate is as follows:

                                  SEVEN MONTHS      THREE MONTHS                YEAR ENDED
                                     ENDED            ENDED                     DECEMBER 31,              JANUARY 1 - FEBRUARY 24,
                                 SEPTEMBER 30,     DECEMBER 31,      -----------------------------     ----------------------------
                                         1995              1995              1996             1997           1997            1998
                                 --------------    -------------     -------------    -------------    -------------   ------------
                                  (PREDECESSOR)                                                          (UNAUDITED)    (UNAUDITED)

           Income tax computed
              at the Federal
              statutory rate     $      (19,580)   $    (493,854)    $  (2,243,291)   $  (3,269,049)   $   (360,662)   $   (878,242)
           Nondeductible
              expenses                                    12,356            46,820           56,232           9,094
                                  -------------     ------------      ------------     ------------     -----------     -----------

                                 $      (19,580)   $    (481,498)    $  (2,196,471)   $  (3,212,817)   $   (351,568)   $   (878,242)
                                  =============     ============      ============     ============     ===========     ============

CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

NOTES TO FINANCIAL STATEMENTS


NOTE 10  INCOME TAXES (CONTINUED):

           The components of deferred taxes consist of the following:

                                                                        DECEMBER 31,                          FEBRUARY 24,
                                                             -------------------------------   ------------------------------------
                                                                 1996              1997              1997             1998
                                                             -----------     --------------    ----------------   ----------------
                                                                                                  (UNAUDITED)       (UNAUDITED)
           DEFERRED TAX ASSETS:
           Accounts receivable allowance                  $       402,665    $        555,090    $       402,665     $      555,090
           Goodwill                                                69,085             124,353             86,894            133,564
           Accrued losses on uncompleted contracts              1,448,787             979,252          1,375,735            997,053
                                                           --------------     ---------------     --------------      -------------

                                                                1,920,537           1,658,695          1,865,294          1,685,707

           DEFERRED TAX LIABILITIES:
           Uncompleted contracts                                 (634,444)           (811,048)          (669,714)          (877,919)
                                                           --------------     ---------------     --------------      -------------

                                                          $     1,286,093    $        847,647    $     1,195,580     $      807,788
                                                           ==============     ===============     ==============      =============

NOTE 11  EMPLOYEE BENEFIT PLAN:

         The Company's parent sponsors a contributory defined contribution benefit plan for all employees working at least 20 hours per week or having one year of service. The sponsor matches employee contributions in stock of the parent, based on a formula defined in the plan. No plan expense is recorded for the seven months ended September 30, 1995, the three months ended December 31, 1995 and the year ended December 31, 1996. Plan expense is $82,482 for the year ended December 31, 1997 and $10,335 (unaudited) and $27,650 (unaudited) for the periods from January 1 through February 24, 1997 and 1998.

NOTE 12  COMMITMENTS AND CONTINGENCIES:

         The Company leases office and warehouse space, vehicles and other equipment under non-cancelable operating lease agreements. Rental expense under these operating leases is $238,216 for the year ended December 31, 1997 and $32,845 (unaudited) and $29,389 (unaudited) for the periods from January 1 through February 24, 1997 and 1998.

         Minimum future lease payments under these operating leases at December 31, 1997 are as follows:

                 YEAR ENDING
                DECEMBER 31,
                ------------
                    1998                                  $       123,636
                    1999                                           38,025
                                                            -------------

                                                          $       161,661
                                                            =============

CRSI ACQUISITION, INC.
(A WHOLLY-OWNED SUBSIDIARY OF COMSAT CORPORATION)

NOTES TO FINANCIAL STATEMENTS



NOTE 13  SUBSEQUENT EVENT (UNAUDITED):

         On February 25, 1998, Able Telcom Holding Corp. (Able), a publicly-held corporation, purchased substantially all assets and certain liabilities of the Company in exchange for cash from the Company's parent. The purchase was effected through Able's wholly-owned subsidiary, Georgia Electric Company, Inc. As a part of this transaction, Able assumed uncompleted installation contracts with governmental agencies and telecommunications customers. As of the date of the sale, the Company ceased operations.

                   ABLE TELCOM HOLDING CORP. AND SUBSIDIARIES
                       PRO FORMA COMBINED BALANCE SHEETS
                                  (UNAUDITED)

                                                  ABLE TELCOM
                                                  HOLDING CORP.         COMSAT RSI
                                                      AND              JEFA WIRELESS                    PRO FORMA
                                                  SUBSIDIARIES            SYSTEMS          ADJUSTMENTS(A)        COMBINED
                                                  ------------            -------          --------------        --------
                                                October 31, 1997     December 31, 1997
ASSETS:

Current Assets:

   Cash and cash equivalents                         $ 6,229,602           $    77,687       $  4,585,167     $10,892,456
   Accounts receivables, net                          13,399,327             3,719,701            881,758      18,000,786
   Inventories                                         1,257,218                83,259          2,016,741       3,357,218
   Costs and profits in excess of billings
      on uncompleted contracts                         5,614,813            11,355,705        (11,355,705)      5,614,813
   Prepaid expenses and other                            508,591                32,921            (32,921)        508,591
   Deferred income taxes                                       -               723,294           (723,294)              -
                                                -------------------------------------------------------------------------
      Total Current Assets                            27,009,551            15,992,567         (4,628,254)     38,373,864

Property, Plant and Equipment, net                    13,113,638             3,213,953            386,047      16,713,638

Other Assets:

   Deferred income taxes                                 981,976               124,353           (124,353)        981,976
   Goodwill, net                                       8,341,064               670,527           (670,527)      8,341,064
   Other                                                 899,765                44,416            (44,416)        899,765
                                                -------------------------------------------------------------------------
      Total Other Assets                              10,222,805               839,296           (839,296)     10,222,805
                                                -------------------------------------------------------------------------
      TOTAL ASSETS                                   $50,345,994           $20,045,816       $ (5,081,503)    $65,310,307
                                                =========================================================================

Current Liabilities:

   Current portion of long-term debt                 $ 3,154,428           $         -       $          -     $ 3,154,428
   Intercompany advances, net                                  -            24,403,780        (24,403,780)              -
   Notes payable to shareholders                         875,000                     -                  -         875,000
   Accounts payable and accrued liabilities            8,418,323             2,436,263            112,388      10,966,974
   Billings in excess of costs and profits on
      uncompleted contracts                              291,165                     -                  -         291,165
   Accrued losses on uncompleted contracts                     -             2,880,155          7,402,923      10,283,078
   Customer deposits                                     229,721                     -                  -         229,721
                                                -------------------------------------------------------------------------
      Total Current Liabilities                       12,968,637            29,720,198        (16,888,469)     25,800,366


Long term debt, excluding current portion             14,139,567                     -                  -      14,139,567
Other liabilities                                      1,277,866                     -                  -       1,277,866
Deferred profit                                                -                     -          2,132,584       2,132,584
                                                -------------------------------------------------------------------------
      Total Liabilities                               15,417,433                     -          2,132,584      17,550,017

Series A convertible redeemable preferred
   stock $0.10 par value; authorized 1,000,000
   shares, 995 shares issued and outstanding           6,713,314                     -                  -       6,713,314

Shareholders' Equity:

   Common stock, $0.001 par value;                         8,579                     -                  -           8,579
      authorized 25,000,000 shares; 8,580,422
      shares issued and outstanding
   Common stock, $1.00 par value,                              -                   100               (100)              -
      authorized 1,000 shares; 100 shares
      issued and outstanding
   Additional paid in capital                         15,095,863             2,100,000         (2,100,000)     15,095,863
   Retained earnings (Deficit)                           142,168           (11,774,482)        11,774,482         142,168
                                                -------------------------------------------------------------------------
      Total Shareholders' Equity (Deficit)            15,246,610            (9,674,382)         9,674,382      15,246,610
                                                -------------------------------------------------------------------------
      TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY (Deficit)              $50,345,994          $ 20,045,816       $ (5,081,503)    $65,310,307
                                                =========================================================================

                            Able Telcom Holding Corp.
                                And Subsidiaries
                                  Supplemental
               Pro Forma Combined Statements of Income (Unaudited)
                           For the twelve months ended

                                          ABLE TELCOM
                                         HOLDING CORP.     COMSAT RSI
                                             AND         JEFA WIRELESS
                                         SUBSIDIARIES       SYSTEMS
                                         -------------   -------------            PRO FORMA
                                          OCTOBER 31,     DECEMBER 31,   ----------------------------
                                             1997            1997         ADJUSTMENTS      COMBINED
                                         ------------    -------------   -------------   ------------

Revenues                                  $86,334,449    $ 31,662,229    $          -    $117,996,678

 Cost and expenses:
      Cost of revenues                     68,164,404      34,884,498               -     103,048,902
      General and administrative            8,780,430       5,574,751               -      14,355,181
      Depreciation and amortization         4,532,248         884,777               -       5,417,025
      Transaction/transaction
        losses, net                            16,987               -               -          16,987
                                          -----------    ------------    ------------    ------------

      Total costs and expenses             81,494,069      41,344,026               -     122,838,095
                                          -----------    ------------    ------------    ------------

      Income (loss) from operations         4,840,380      (9,681,797)              -      (4,841,417)
                                          -----------    ------------    ------------    ------------
 Other expense (income), net
      Interest expense                      1,565,265               -               -       1,565,265
      Interest and dividend income           (449,479)              -               -        (449,479)
      Other (income)                         (152,694)        (66,953)              -        (219,647)
                                          -----------    ------------    ------------    ------------

      Total other expense (income), net       963,092         (66,953)              -         896,139
                                          -----------    ------------    ------------    ------------
 Income (loss) before income taxes
    and minority interest                   3,877,288      (9,614,844)              -      (5,737,556)

 Income tax expense (benefit)                 727,223      (3,212,817)              -      (2,485,594)
                                          -----------    ------------    ------------    ------------
 Income (loss) before minority
    interest                                3,150,065      (6,402,027)              -      (3,251,962)
 Minority interest                            292,532               -               -         292,532
                                          -----------    ------------    ------------    ------------

 Net income (loss)                        2,857,533      (6,402,027)              -      (3,544,494)
 Preferred stock dividend                     260,000               -               -         260,000
 Discount attributable to beneficial
    conversion of preferred stock           1,266,364               -               -       1,266,364
                                          -----------    ------------    ------------    ------------
 Net income (loss) applicable to
      common stock                        $ 1,331,169    $ (6,402,027)   $          -    $ (5,070,858
                                          ===========    ============    ============    ============
 Income (loss) per common share:
      Basic                                    $ 0.16                                          $(0.60)
                                          ===========                                    ============
      Diluted                                  $ 0.16                                          $(0.60)
                                          ===========                                    ============
 Weighted average common shares and
      common stock equivalents
      outstanding                           8,504,972                                       8,504,972
                                          ===========                                    ============

                   ABLE TELCOM HOLDING CORP. AND SUBSIDIARIES
                       PRO FORMA COMBINED BALANCE SHEETS
                                  (UNAUDITED)

                                                  ABLE TELCOM
                                                  HOLDING CORP.         COMSAT RSI
                                                      AND              JEFA WIRELESS                    PRO FORMA
                                                  SUBSIDIARIES            SYSTEMS          ADJUSTMENTS(A)        COMBINED
                                                  ------------            -------          --------------        --------
                                                January 31, 1998     February 24, 1998
ASSETS:

Current Assets:

   Cash and cash equivalents                    $      3,971,821      $        115,837    $     4,647,017   $   8,634,675
   Accounts receivables, net                          15,314,102             3,729,739            871,720      19,915,561
   Inventories                                         1,156,152                71,365          2,028,635       3,256,152
   Costs and profits in excess of billings
      on uncompleted contracts                         4,774,002            13,849,085        (13,849,085)      4,774,002
   Prepaid expenses and other                            858,162                32,921            (32,921)        858,162
   Deferred income taxes                                       -               674,224           (674,224)              -
                                                -------------------------------------------------------------------------
      Total Current Assets                            26,074,239            18,473,171         (7,108,858)     37,438,552

Property, Plant and Equipment, net                    15,133,388             3,100,205            499,795      18,733,388

Other Assets:

   Deferred income taxes                               1,323,960               133,564           (133,564)      1,323,960
   Goodwill, net                                       8,200,422               629,889           (629,889)      8,200,422
   Other                                               1,378,451                44,416            (44,416)      1,378,451
                                                -------------------------------------------------------------------------
      Total Other Assets                              10,902,833               807,869           (807,869)     10,902,883
                                                -------------------------------------------------------------------------
      TOTAL ASSETS                              $     52,110,460      $     22,381,245    $    (7,416,932)  $  67,074,773
                                                =========================================================================

Current Liabilities:

   Current portion of long-term debt            $      4,025,479      $              -    $             -   $   4,025,479
   Intercompany advances, net                                  -            27,011,373        (27,011,373)              -
   Accounts payable and accrued liabilities            8,822,978             3,790,274         (1,241,623)     11,371,629
   Billings in excess of costs and profits on
      uncompleted contracts                              667,212                26,293            (26,293)        667,212
   Accrued losses on uncompleted contracts                     -             2,932,508          7,350,570      10,283,078
   Customer deposits                                     102,709                     -                  -         102,709
                                                -------------------------------------------------------------------------
      Total Current Liabilities                       13,618,378            33,760,448        (20,928,719)     26,450,107


Long term debt, excluding current portion             15,622,982                     -                  -      15,622,982
Other liabilities                                      1,277,866                     -                  -       1,277,866
Deferred profit                                                -                     -          2,132,584       2,132,584

Minority Interest                                        111,081                     -                  -         111,081

Series A convertible redeemable preferred stock
   $0.10 par value; authorized 1,000,000 shares;
   442 shares issued and outstanding                   3,343,500                     -                  -       3,343,500

Shareholders' Equity:

   Common stock, $0.001 par value;
      authorized 25,000,000 shares; 9,090,154
      shares issued and outstanding                        9,090                     -                  -           9,090
   Common stock; $1.00 par value,
      authorized 1,000 shares; 100 shares
      issued and outstanding                                   -                   100               (100)              -
   Additional paid in capital                         18,809,605             2,100,000         (2,100,000)     18,809,605
   Retained earnings (deficit)                          (682,042)          (13,479,303)        13,479,303        (682,042)
                                                -------------------------------------------------------------------------
      Total Shareholders' Equity (Deficit)            18,136,653           (11,379,203)        11,379,203      18,136,653
                                                -------------------------------------------------------------------------
      TOTAL LIABILITIES AND
         SHAREHOLDERS' EQUITY (Deficit)         $     52,110,460      $     22,381,245    $    (7,416,932)  $  67,074,773
                                                =========================================================================

                            Able Telcom Holding Corp.
                                And Subsidiaries
               Pro Forma Combined Statements of Income (Unaudited)
                              For the periods ended

                                          ABLE TELCOM
                                         HOLDING CORP.     COMSAT RSI
                                             AND         JEFA WIRELESS
                                         SUBSIDIARIES       SYSTEMS
                                         -------------   -------------            PRO FORMA
                                          JANUARY 31,     FEBRUARY 24,   ----------------------------
                                             1998            1998         ADJUSTMENTS      COMBINED
                                         ------------    -------------   -------------   ------------
 Revenues                                $ 22,267,800     $ 5,564,983    $          -    $ 27,832,783

 Cost and expenses:
      Cost of revenues                     19,010,379       7,005,166               -      26,015,545
      General and administrative            2,896,294         983,738               -       3,880,032
      Depreciation and amortization         1,152,489         159,142               -       1,311,631
      Transaction/translation
        Losses, net                           (15,429)              -               -         (15,429)
                                         ------------     -----------    ------------    ------------

      Total costs and expenses             23,043,733       8,148,046               -      31,191,779
                                         ------------     -----------    ------------    ------------

      Loss from operations                   (775,933)     (2,583,063)              -      (3,358,996)
                                         ------------     -----------    ------------    ------------
 Other expense (income), net
      Interest expense                        275,611               -               -         275,611
      Interest and dividend income            (73,602)              -               -         (73,602)
      Other (income)                         (125,679)              -               -        (125,679)
                                         ------------     -----------    ------------    ------------

      Total other expense, net                 76,330               -               -          76,330
                                         ------------     -----------    ------------    ------------
 Loss before income taxes
    and minority interest                    (852,263)     (2,583,063)              -      (3,435,326)
 Income tax benefit                          (341,984)       (878,242)              -      (1,220,226)
                                         ------------     -----------    ------------    ------------

 Loss before minority
    interest                                 (510,279)     (1,704,821)              -      (2,215,100)
 Minority interest                            159,971               -               -         159,971
                                         ------------     -----------    ------------    ------------

 Net loss                                    (670,250)     (1,704,821)              -      (2,375,071)
 Preferred stock dividend                      49,187               -               -          49,187
 Discount attributable to beneficial
    conversion of preferred stock             104,773               -               -         104,773
                                         ------------     -----------    ------------    ------------
 Net loss appicable to
      common stock                       $   (824,210)    $(1,704,821)   $          -    $ (2,529,031)
                                         ============     ===========    ============    ============
 Loss per common share:
      Basic                              $      (0.09)                                   $      (0.29)
                                         ============                                    ============
      Diluted                            $      (0.09)                                   $      (0.29)
                                         ============                                    ============

 Weighted average common shares
      and common stock equivalents
      outstanding                           8,825,362                                       8,825,362
                                         ============                                    ============

                            ABLE TELCOM HOLDING CORP.
                                AND SUBSIDIARIES

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

(A) The Company acquired certain assets and liabilities from Comsat RSI. These assets consisted of cash, accounts receivable, stored materials and various other assets and prepaid expenses. The Company assumed various liabilities, including trade accounts payable, accrued warranty expenses, liquidated damages and other contract related expenses.

The acquisition is accounted for under the purchase method of accounting.

The Company expects to reduce the operating costs of the business acquired from Comsat RSI, by 22%, as a result of renegotiating subcontractor agreements and reducing salary expenses and contract costs, in line with the existing operating units of the Company. The closing of the Comsat RSI administrative offices will result in a decrease in general and administrative expenses of approximately 55%.

Had these adjustments been reflected on the proformas, they would have resulted in increases in the combined net income of approximately $6,751,000 and $1,843,000 for the year ended December 31, 1997 and the period ended February 24, 1998, respectively.

                                 EXHIBIT INDEX

EXHIBIT
  NO.           DESCRIPTION
-------         -----------

 23.1           Consent of Independent Certified Public Accountants